	MIDAS FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2020
	(Unaudited)

Shares		Value
	Common Stocks (109.77%)
	Major Precious Metals Producers (19.98%)
32,400	Agnico Eagle Mines Limited	$ 1,289,196
51,000	Fresnillo plc	421,670
44,000	Newcrest Mining Limited	620,742
		2,331,608

	Intermediate Precious Metals Producers (56.20%)
200,000	Alacer Gold Corp. (a)	637,932
225,000	Alamos Gold Inc.	1,125,000
275,000	B2Gold Corp.	841,500
13,500	Endeavour Mining Corp. (a)	189,788
325,000	Evolution Mining Limited	759,862
14,500	Kirkland Lake Gold Ltd.	429,200
125,000	Northern Star Resources Limited	805,613
241,000	OceanaGold Corp. (a)	228,580
5,300	Royal Gold, Inc.	464,863
80,000	SSR Mining Inc. (a)	910,400
6,000	Wheaton Precious Metals Corp.	165,180
		6,557,918

	Junior Precious Metals Producers (16.48%)
15,000	Caledonia Mining Corporation PLC	139,200
98,000	Dundee Precious Metals, Inc.	305,701
400,000	Hummingbird Resources plc (a)	109,116
23,900	Maverix Metals Inc.	78,752
17,500	Osisko Gold Royalties Ltd.	130,200
900,000	Roxgold Inc. (a)	518,495
27,000	Sandstorm Gold Ltd. (a)	135,270
110,000	SEMAFO, Inc.	210,981
350,000	Silver Lake Resources Ltd. (a)	295,621
		1,923,336

	Other Natural Resources Companies (17.11%)
8,798	Ciner Resources LP	91,147
24,643	iShares Silver Trust (a)	321,591
9,100	SPDR Gold Trust (a)	1,347,255
10,500	Steel Dynamics, Inc.	236,670
		1,996,663

	Total investments (Cost $14,431,071) (109.77%) (b)	12,809,525
	Liabilities in excess of cash and other assets (-9.77%)	(1,139,634)

	Net assets (100.00%)	$ 11,669,891

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $12,809,525  has been pledged as collateral for borrowings under the Fund's credit facility.  As of March 31, 2020, there was $1,142,125 in outstanding borrowing.
ADR means "American Depositary Receipt."

See notes to the schedule of portfolio investments.

	MIDAS MAGIC
	SCHEDULE OF PORTFOLIO INVESTMENTS
	March 31, 2020
	(Unaudited)

Shares		Value
	Common Stocks (117.24%)
	Automotive Dealers and Gasoline Service Stations (3.93%)
500	AutoZone, Inc. (a)	$ 423,000

	Automotive Repair, Services, and Parking (2.16%)
800	AMERCO	232,440

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (2.69%)
1,550	The Home Depot, Inc.	289,401

	Business Services (51.28%)
1,670	Alphabet Inc. Class A (a)	1,940,456
4,300	Check Point Software Technologies Ltd. (a)	432,322
7,500	Kforce Inc.	191,775
10,000	Mastercard Incorporated Class A	2,415,600
7,300	Robert Half International Inc.	275,575
2,500	United Rentals, Inc. (a)	257,250
		5,512,978

	Chemical and Allied Products (3.83%)
1,300	Biogen Inc. (a)	411,294

	Communications (0.88%)
3,900	AMC Networks Inc. Class A (a)	94,809

	Depository Institutions (8.15%)
4,250	Citigroup Inc.	179,010
4,500	Citizens Financial Group, Inc.	84,645
6,800	JPMorgan Chase & Co.	612,204
		875,859

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (1.18%)
1,481	Acuity Brands, Inc.	126,862

	Food and Kindred Products (1.54%)
2,650	Medifast, Inc.	165,625

	Home Furniture, Furnishings, and Equipment Stores (1.98%)
5,000	Williams-Sonoma, Inc.	212,600

	Industrial and Commercial Machinery and Computer Equipments (2.58%)
16,000	HP Inc.	277,760

	Insurance Carriers (17.40%)
6,110	Berkshire Hathaway Inc. Class B (a)	1,117,091
7,500	Essent Group Ltd.	197,550
8,500	NMI Holdings, Inc. (a)	98,685
9,300	Radian Group Inc.	120,435
1,350	UnitedHealth Group Incorporated	336,663
		1,870,424

	Non-depository Credit Institutions (1.71%)
720	Credit Acceptance Corporation (a)	184,097

	Oil and Gas Extraction (3.09%)
19,300	Cabot Oil & Gas Corporation	331,767

	Petroleum Refining and Related Industries (1.63%)
5700	ConocoPhillips Company	175,560

	Real Estate (2.52%)
10,000	Marcus & Millichap, Inc. (a)	271,000

	Security and Commodity Brokers, Dealers, Exchanges, and Services (4.84%)
1,600	Ameriprise Financial, Inc.	163,968
3,644	T. Rowe Price Group, Inc.	355,837
		519,805

	Transportation Equipment (5.85%)
2,650	LCI Industries	177,100
5,500	Magna International Inc.	175,560
6,250	Meritor, Inc. (a)	82,812
3,000	Oshkosh Corporation	192,990
		628,462

	Total investments (Cost $8,863,739) (117.24%) (b)	12,603,743
	Liabilities in excess of cash and other assets (-17.24%)	(1,853,783)

	Net assets (100.00%)	$ 10,749,960

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $12,603,743  has been pledged as collateral for borrowings under the Fund's credit facility.  As of March 31, 2020, there was $1,855,650 in outstanding borrowing.

See notes to the schedule of portfolio investments.

Notes to Schedule of Portfolio Investments (Unaudited)
Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Fund and Midas Magic (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.
Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.
The following is a summary of the inputs used as of March 31, 2020 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.
MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 12,809,525	$ -	$ -	$ 12,809,525
Total investments, at value	$ 12,809,525	$ -	$ -	$ 12,809,525

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 12,603,743	$ -	$ -	$ 12,603,743
Total investments, at value	$ 12,603,743	$ -	$ -	$ 12,603,743

There were no securities transferred from level 1 on December 31, 2019 to level 2 on March 31, 2020.
Cost for Federal Income Tax Purposes
The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of March 31, 2020, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:
	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)
Midas Fund	$ 14,431,071	$ 1,874,461	$ (3,496,007)	$ (1,621,546)
Midas Magic	$ 8,863,739	$ 5,486,418	$ (1,646,414)	$ 3,740,004

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.
Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.
Subsequent Events
Subsequent to March 31, 2020, the global economy has continued to be severely impacted by the COVID-19 pandemic. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect a Fund’s performance.